Exhibit 10.21

Executive Officer

Stock Option Alternative Cash Payment Election Form

BENEFIT DESCRIPTION – The Compensation Committee (the “Committee”) of the Board of Directors of Great Southern Bancorp, Inc. (the “Company”) has authorized the Company’s management to offer certain executive officers* who have expressed their intent to retire from their full-time executive officer position within the next six (6) years the opportunity to elect to receive an alternative cash payment in lieu of their typical annual stock option award under the Company’s Omnibus Incentive Plan, to the extent the Committee determines to grant such stock option awards.  Such cash payment will be made over time in annual installments, generally in December of each year, with the first installment occurring in December 20__ and the final installment occurring (a) upon the executive officer’s separation from service with the Company or (b) at such later time as may be necessary to ensure compliance with Section 409A of the Internal Revenue Code. Payment of installments prior to the final installment will be subject to the executive officer’s continued employment with the Company.  The value of the alternative cash payment will be calculated using the Company’s applicable per share expense calculation, determined in connection with the Company’s annual stock option award process (generally in the 4th quarter).  Eligible executive officers must elect the alternative cash payment prior to being awarded a stock option and said election cannot be rescinded.

*Executive Officers eligible for this Stock Option Cash Alternative include all “Chief” level positions reporting directly to the CEO.

ACKNOWLEDGEMENT - By affixing my signature below, I voluntarily waive any right I may have to receive an annual stock option award for 20__, and instead elect to receive an alternative cash payment, to be paid out over time in annual installments as described above.

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Signature

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Printed Name

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Date

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Title

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Anticipated Retirement Date